VANGUARD
EQUITY INCOME
FUND


Annual Report - September 30, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                   [COMPASS]

                                    CONTENTS


                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1


                                 THE MARKETS IN
                                   PERSPECTIVE
                                        5


                                   REPORT FROM
                                  THE ADVISERS
                                        7


                               PERFORMANCE SUMMARY
                                        9


                                  FUND PROFILE
                                       10


                              FINANCIAL STATEMENTS
                                       12


                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       20


                      All comparative mutual fund data are
                    from Lipper Analytical Services, Inc., or
                       Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                            [PHOTO]
JOHN J. BRENNAN                    JOHN C.  BOGLE
CHAIRMAN & CEO                     SENIOR CHAIRMAN


       With a total return of +9.5% during the fiscal year ended September 30, 1998, our tenth anniversary year, Vanguard Equity Income Fund more than held its own in a turbulent stock market. In fact, this return was far ahead of the minuscule return of +0.1% by the average equity income fund and slightly higher than that of the Standard & Poor's 500 Composite Stock Price Index.

-------------------------------------------------------------------
                                                 TOTAL RETURNS
                                               FISCAL YEAR ENDED
                                              SEPTEMBER 30, 1998
-------------------------------------------------------------------
Vanguard Equity Income Fund                          +9.5%
-------------------------------------------------------------------
Average Equity Income Fund                           +0.1%
-------------------------------------------------------------------
S&P 500 Index                                        +9.0%
-------------------------------------------------------------------

       The table at right presents the fiscal-year total returns (capital change plus reinvested dividends) of the Equity Income Fund, our average peer, and the unmanaged S&P 500 Index. Our fund's return is based on an increase in net asset value from $22.28 per share on September 30, 1997, to $22.80 on September 30, 1998, with the ending net asset value adjusted for dividends totaling $0.67 per share paid from net investment income and distributions totaling $0.89 per share paid from net capital gains realized during 1997. We anticipate making a distribution of roughly $0.75 per share in net realized capital gains in December 1998.

FINANCIAL MARKETS IN REVIEW

Through the first 91/2 months of the fiscal year that ended September 30, the U.S. stock market continued the remarkable climb that began in August 1982. The market's advance--spearheaded by a relatively few large-capitalization growth stocks--had boosted the S&P 500 Index to a +26.8% gain as of July 17. However, the market took back most of that gain during the following six weeks, and the index earned +9.0% for the full fiscal year. Within the S&P 500, there was a sharp split in returns for growth and value stocks during our fiscal year: The growth-stock component of the index earned +18.2%, while the value component declined -0.2%--a remarkable difference of some 18 percentage points during a single year. Smaller stocks did far worse: The Wilshire 4500 Equity Index, representing stocks outside of the S&P 500, declined -12.1%, and the small-cap Russell 2000 Index fell -19.0%. It was not an easy year!

       Interest rates, meanwhile, fell sharply, providing some support for stock valuations. The yield on the 30-year U.S. Treasury bond, which began the year at 6.40%, plummeted to 4.98% on September 30, the lowest level for long-term Treasury bonds since way back in 1968. Yields on 3-month Treasury bills declined during the year by 74 basis points (0.74 percentage point) to 4.36% on September 30.

       For most of the year, investors shrugged off the serious economic problems that had surfaced in Asia beginning in July 1997. The U.S. economy kept expanding, propelled by strong consumer spending. Asia's economic woes seemed at first to benefit the United States by helping to reduce prices for many commodities and industrial products. These lower prices eased the inflationary pressures that might have been expected to develop in response to low unemployment (as low as 4.3% of the workforce) and rising wages.

       However, investor attitudes shifted abruptly in mid-July. Among the reasons analysts cited for the shift were the stubborn economic crisis in Asia, which dampened demand for U.S. exports; worsening political and economic troubles in Russia; and uncertainty about U.S. political leadership.

       But there may be a simpler explanation for the market's summer swoon:
After 16 years of a bull market--the last three of which provided stupendous gains--stock prices may just have gotten too far ahead of corporate profits. Earnings are the key fundamental that ultimately drives the stock market, yet earnings during the first half of 1998 were slightly below those reported during the first half of 1997. Absent strong earnings growth, even optimists couldn't justify stock prices that in mid-July were averaging some 25 times projected earnings for the year ahead.

FISCAL 1998 PERFORMANCE OVERVIEW

The Equity Income Fund's +9.5% return during fiscal 1998 trounced the +0.1% return earned by the average equity income fund. In a topsy-turvy year for stocks, our fund did just what it aims to do--provide competitive returns with below-average volatility. From September 30, 1997, through July 17, 1998, our +18.1% return was nearly 9 percentage points behind the S&P 500 Index. But thereafter, as prices tumbled, our -7.3% decline was only about half of the -14.0% decline in the index.

       Several factors contributed to our wide margin of superiority over other equity income funds. We were aided by a larger-than-average stake in utilities--the market's best-performing sector (+42%) during the fiscal year. Utility stocks, which tend to sport relatively high dividend yields, typically get a boost from falling interest rates. Also, we had slightly smaller stakes than many competitors in two market-lagging sectors: financial services and producer durables. And our producer-durables stocks had smaller losses than the sector as a whole (-8% versus -22%). Finally, our low operating expenses--equal to 0.39% of average net assets during the year compared to the average 1.40% expense ratio charged by our peers--gave us a "head start" of 1 percentage point in performance. Enhancing our return without increasing our risk, it is a nice tailwind.

       Outperforming the S&P 500 Index was remarkable in a year when value stocks--our bread and butter--badly lagged growth stocks. We overcame this bias because of our large weighting in utilities--which accounted for about 25% of our assets during the period versus about 10% for the index.

       Since December 31, 1994, three advisers--Newell Associates; John A. Levin & Company; and Spare, Kaplan, Bischel & Associates--have managed separate portions of the fund's assets. We'd like to give special credit to Newell Associates, our adviser since the fund's inception, for its outstanding contribution to our return in the 1998 fiscal year, continuing the fine record it has established throughout our decade-long history. The allocations of fund assets are shown in the adjacent table.


-------------------------------------------------------------------
                                              TOTAL ASSETS MANAGED
                                            -----------------------
                                              $ MILLION    PERCENT
-------------------------------------------------------------------
Newell Associates                             $1,503         64%
Spare, Kaplan, Bischel & Associates              391         16
John A. Levin & Company, Inc.                    382         16
Cash Reserves*                                   102          4
-------------------------------------------------------------------
Total                                         $2,378        100%
-------------------------------------------------------------------

* This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser also maintains a modest cash reserve.

LONG-TERM PERFORMANCE OVERVIEW

The long-term record of Vanguard Equity Income Fund, which marked its tenth anniversary on March 21, 1998, is quite solid. The table on page 3 presents the average annual return of the fund and of its comparative benchmarks for the past ten years, along with the results of hypothetical $10,000 investments made a decade ago in the fund, its average competitor, and the S&P 500 Index.

       Over the past decade--a glorious period for common stocks--our average annual return of +14.5% exceeded the return of the average equity income fund by
1.4 percentage points, resulting in a significant difference in wealth. A $10,000 investment in the Equity Income Fund would have grown over ten years to $38,709, versus $34,320 for the same sum invested in the average equity income fund. The difference of $4,389 is equal to more than 40% of the original investment.

--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                              10 YEARS ENDED SEPTEMBER 30, 1998
                                             -----------------------------------
                                              AVERAGE          FINAL VALUE OF
                                               ANNUAL            A $10,000
                                                RATE         INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Equity Income Fund                    +14.5%              $38,709
--------------------------------------------------------------------------------
Average Equity Income Fund                     +13.1%              $34,320
--------------------------------------------------------------------------------
S&P 500 Index                                  +17.3%              $49,261
--------------------------------------------------------------------------------

       About two-thirds of our margin over competing funds during the decade was due to our annual cost advantage of about 1 percentage point. Our advisers also contributed meaningfully to our performance edge.

       Neither our fund nor its average peer has matched the S&P 500 Index over the past decade. Two factors account for our underperformance. First, our emphasis on value stocks--those with relatively high dividend yields and below-average prices in relation to earnings and book value--was a disadvantage during the decade, when growth stocks within the S&P 500 Index outperformed value stocks by almost 4 percentage points a year (+19.0% versus +15.2%). Second, the index exists only on paper and has no operating or transaction costs, which all real-world funds incur.

       History suggests that value stocks will not always lag growth stocks. We need look back only to fiscal 1993 to find an occasion when value stocks (+22.5%) outpaced growth stocks (+3.5%) by a margin as wide as the growth-stock lead during fiscal 1998. In the long run, as such episodes suggest, the returns from all investment styles strongly tend to revert to the market norm.

       We emphasize that the past decade is no guide to the future performance of the Equity Income Fund or the stock market. It would not be wise to expect absolute returns over the next decade to match the +17.3% average annual return on stocks from the past decade, which was more than 50% above the long-term average return of +11% a year.

IN SUMMARY

A year ago, after a third consecutive year of big gains for the stock market, our letter suggested that investors be mindful of the considerable risks that accompany high market valuations. The market's recent volatility has underscored that point and reaffirmed our longstanding belief in the importance of balanced investing--holding stock funds, bond funds, and reserves in proportions suited to your goals, time horizon, and tolerance for market fluctuations.

       With such a balanced, long-term investment plan in place, you should be prepared to stick with it through fluctuations in returns or investor psychology.

/s/ JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN

John C. Bogle                                     John J. Brennan
Senior Chairman                                   Chairman and
                                                  Chief Executive Officer
October 12, 1998

NOTICE TO SHAREHOLDERS

At a special meeting on May 1, 1998, shareholders of Vanguard Equity Income Fund overwhelmingly approved three proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the fund's assets at the time of the vote, this change will reduce the amount of state taxes the fund pays annually by $122,000. Approved by 96.77% of the shares voted, as follows:

           ------------------------------------------------------------------
                             FOR          AGAINST        ABSTAIN
           ------------------------------------------------------------------
                          62,210,141       880,914       1,195,322
           ------------------------------------------------------------------

2A. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the Equity Income Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 94.10% of shares voted, as follows:

           ------------------------------------------------------------------
                            FOR          AGAINST        ABSTAIN
           ------------------------------------------------------------------
                         60,494,316      2,148,504     1,643,557
           ------------------------------------------------------------------

2B. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 92.81% of the shares voted, as follows:

           -----------------------------------------------------------------
                            FOR          AGAINST        ABSTAIN
           -----------------------------------------------------------------
                          59,664,734      2,680,113      1,941,530
           -----------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED SEPTEMBER 30, 1998


U.S. financial markets displayed both bull-market ebullience and bear-market jitters during the fiscal year ended September 30. Investor sentiment, which had been relentlessly upbeat for most of the fiscal year, abruptly changed in July and August.

       Several factors combined to make investors less sanguine about the risks facing them. Among these were a drearier outlook for corporate earnings, political uncertainty in the United States, a debt moratorium in Russia, sharp fluctuations in the values of many currencies, and a murkier global economic picture. Asia's economic troubles--which began more than a year ago--not only were persistent but were spreading and beginning to look like more than a minor threat to the powerhouse U.S. economy and to the recovering economies of Europe.

       As the fiscal year ended, the big question for U.S. markets was whether U.S. consumers--whose robust spending had been "the little engine that could" keep economic activity expanding both at home and abroad--would become more cautious. For most of the fiscal year, consumers spent freely, encouraged by low unemployment, which fell to levels last seen in 1970, and by wages that had increased on average by more than twice the 1.5% inflation rate.

--------------------------------------------------------------------------------
                                                 AVERAGE ANNUALIZED RETURNS
                                              PERIODS ENDED SEPTEMBER 30, 1998
                                             -----------------------------------
                                              1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                                9.0%        22.6%        19.9%
   Russell 2000 Index                         -19.0          6.9          9.1
   MSCI EAFE Index                             -8.1          4.0          5.6
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                 11.5%         8.7%         7.2%
   Lehman 10-Year Municipal Bond Index          8.8          7.7          6.6
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                  5.2          5.3          5.0
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                         1.5%         2.2%         2.4%
--------------------------------------------------------------------------------


U.S. STOCK MARKETS

The S&P 500 Index, which is dominated by large-capitalization stocks, returned 9.0% for the fiscal year, close to its long-term average return of about 11.0% a year. Events during the year reminded investors that volatility is a normal part of owning stocks. After rising strongly to a record high on July 17, the S&P 500 began retracing its steps. During the following six weeks, it fell 19.2%, just shy of the 20% mark generally considered the "boundary" that separates a bear market from a mere "correction." However, declines for most smaller stocks were certifiably bearish. The Russell 2000 Index, which peaked in April, fell by 31% from its high to end the fiscal year with a 19.0% decline.

       There also was a big gap between returns on growth and value stocks. Value stocks, reflecting modest market expectations for future growth, typically sell at below-average prices in comparison to earnings, dividends, and book value. Growth stocks, by contrast, tend to sell at high multiples of earnings and dividends. In the past, value stocks have usually trailed growth stocks during rising markets, but held up better during slumps. But this year growth stocks did better in both up and down phases, and for the twelve months gained 18.2%, while value stocks declined 0.2%.

       Although analysts can point to many factors to "explain" any move in the market, actual and expected corporate earnings hold the long-term key to stock prices. Early in the fiscal year, stocks seemed to be "priced for perfection"--a continuance of strong growth in corporate profits and economic growth in an environment of low interest rates and inflation.

       Perfection, as it turned out, was not in the cards. Economic problems abroad threatened to depress profits for U.S. companies by weakening overseas demand for their products and by boosting price competition at home, as foreign companies flocked to the relatively strong U.S. market. Slower revenue growth combined with rising wages in a strong job market make it tough to generate higher profits.

       For the year, the S&P 500's strongest performers were utilities (up 42%) and health-care companies (up 37%), two groups believed to be less vulnerable to recessions, weak foreign markets, and strong foreign competition. The worst-performing sectors were those hurt most by falling prices for commodities and basic industrial goods. Victims included oil services and exploration companies (down 35%); makers of producer durables such as machinery and aircraft (-22%); and makers and processors of such materials as steel, paper, and chemicals (-14%).

U.S. BOND MARKETS

Interest rates declined significantly during the fiscal year. Inflation, the bugbear of bond investors, was surprisingly well-behaved. Lower rates mean higher prices for bonds, and the Lehman Brothers Aggregate Bond Index, a benchmark for the overall market for taxable bonds, earned a total return of 11.5%, equal to an astounding 10% after inflation.

       The rate decline was steepest for U.S. Treasury notes and bonds, whose yields fell by 1.4 to 1.7 percentage points. Treasury prices benefited from a slight decline in supply due to the $70 billion surplus achieved by the federal government, its first year "in the black" since 1969. Also, Treasury securities benefited late in the fiscal year from a "flight to safety" among investors shying away from riskier investments, including U.S. and foreign stocks and lower-quality bonds. The result was a widening in interest-rate spreads between Treasuries and corporate or mortgage-backed bonds. Treasury yields fell so far that by fiscal year-end, they were nearly as low as yields on comparable municipal bonds, even though interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

The general downturn of the world's stock markets in July and August changed returns for the fiscal year from marvelous to mediocre for investors in U.S. and European stocks. Elsewhere, the slump changed things from bad to horrendous.

       As a group, European stocks earned 8.8% in U.S.-dollar terms, thanks to a gain of about 5% from a strengthening of most currencies against the dollar. European stocks benefited from firmer economic growth, increased corporate restructuring and merger activity, and heightened optimism about the long-term impact of the euro, a common currency due to be adopted in 1999 by 11 nations. Markets in Norway (-40%) and Sweden (-11%) were notable exceptions to the general rise in European equities.

       Japan's stock market, wracked by recession and a shaky banking system, declined 33% in U.S.-dollar terms. As bad as it was, Japan's showing actually was the Pacific region's second-best, after Australia (-18%). Declines elsewhere ranged from about 40% in Taiwan to more than 60% in South Korea, Thailand, and Malaysia. Most of the world's emerging markets--which are particularly vulnerable to slowing global growth and currency instability-- suffered sharp reverses, including our neighbor and key trading partner, Mexico (-42%), as well as Venezuela (-66%), Argentina (-35%), and Brazil and Chile (both -48%).

REPORT FROM THE ADVISERS


For much of the fiscal year ended September 30, 1998, strength in the stock prices of a small cadre of large growth companies allowed investors to remain calm in the face of a pervasive deterioration in the broader market. Late in the period, however, complacency evaporated as troubles in Japan and in emerging-market economies threatened to choke off profit growth in U.S. companies. The S&P 500 Index fell almost 10% during the July-September quarter. As it characteristically does in times of market weakness, Vanguard Equity Income Fund declined much less than the general market. The fund thus outperformed the S&P 500 over both the 6-month and 12-month periods ended September 30. For the fiscal year, the fund earned 9.5%, versus 9.0% for the index, and it outperformed the average equity income fund by a large margin.

       As investors flocked to the popular growth stocks during the first part of the year, some of the fund's largest stock groups underperformed the market. Most of our holdings were solid, large-capitalization stocks with defensive characteristics and--in most cases--dividend yields above that of the overall market. Many also had little exposure to the problems in Asia and emerging markets. These characteristics were largely ignored early in the year, as many investors came to believe that the "Asian contagion" had gone into remission. However, when sentiment shifted and the stock market turned downward during July and August, these stocks proved attractive to investors who saw them as safe havens.

       Leaders in this group were the large telecommunications stocks, which made the biggest contribution to the fund's performance during the fiscal year. They offered above-average dividend yields, continued to report respectable growth in earnings, and had little exposure to foreign economic problems. All of these attributes made telecom stocks an appealing harbor in the U.S. equity market. The large pharmaceutical stocks fared well during both the up and down phases of the market. Although their valuation levels are higher now than for some years past, these stocks are still viewed as defensive, since people tend to take care of their health even during recessions. Also, the drug stocks have less earnings exposure in Asia than do most multinational corporations.

       Electric companies--investment outcasts for several years because of deregulation worries--have revived recently and regained some of their previous reputation as relatively low-risk holdings. They continue to provide very high dividend yields, and investors bought them aggressively during the recent decline, a factor that helped the group to outperform the overall market for the full fiscal year. Financial-services stocks, which were leaders during the market's advance in the first part of the fiscal year, suffered the most when the decline began in mid-July. Prices of bank and brokerage stocks fell well below their peaks because of fears that a slowdown in the economy would reduce profitability from lending and securities underwriting. Investors also worried about unexpected losses from derivatives trading and loans to hedge funds.

       There is no doubt that these are extraordinary times. Even veteran market-watchers acknowledge that current world economic and financial conditions are beyond their experience and that the risk level has risen because there is no precedent for the present situation. Clearly, risk returned to the investing lexicon in the final quarter of our fiscal year, although it is still a word largely overlooked by many market participants.

       Considering the degree of economic and political turmoil in the world, U.S. stock investors continue to display remarkably little fear, and despite the drama of the recent decline, the stock market's overall valuation remains high, especially for stocks regarded as reliable sources of earnings growth.

       This is not a time for stock investors to take big risks. In periods of heightened uncertainty, a time-tested method for keeping risk down is to own a diversified group of stocks of large U.S.-based companies with above-average dividend yields and long histories of success, selected according to a disciplined investment strategy. This is what Vanguard Equity Income Fund is all about. We believe that the stock market currently presents favorable opportunities for investors who follow such a value-oriented approach to investing.

Newell Associates
Spare, Kaplan, Bischel & Associates
John A. Levin & Company, Inc.

October 12, 1998

INVESTMENT PHILOSOPHY

The advisers believe that a fund made up of undervalued stocks, most of which offer high dividend yields compared to their past levels and to the overall market, can provide a high level of current income, the potential for capital appreciation, and below-average price volatility for a stock mutual fund.

PERFORMANCE SUMMARY
EQUITY INCOME FUND


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MARCH 21, 1988-SEPTEMBER 30, 1998
-------------------------------------------------------------
                   EQUITY INCOME FUND              S&P 500
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-------------------------------------------------------------
1988           5.8%       2.5%         8.3%         3.2%
1989          23.8        5.0         28.8         33.0
1990         -20.5        4.3        -16.2         -9.2
1991          18.0        8.5         26.5         31.2
1992           6.4        5.9         12.3         11.1
1993          14.1        5.1         19.2         13.0
1994          -6.5        4.3         -2.2          3.7
1995          19.8        5.0         24.8         29.7
1996          14.2        4.0         18.2         20.3
1997          30.0        4.2         34.2         40.4
1998           6.5        3.0          9.5          9.0
-------------------------------------------------------------

See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: SEPTEMBER 30, 1988-SEPTEMBER 30, 1998
-----------------------------------------------------------------------------
          Equity Income Fund    Average Equity Income Fund      S&P 500 Index
          ------------------    --------------------------      -------------
1988            10000                      10000                    10000
1988            10264                      10228                    10309
1989            11019                      10826                    11040
1989            11888                      11574                    12014
1989            12885                      12315                    13301
1989            12985                      12482                    13575
1990            12490                      12091                    13167
1990            12715                      12351                    13995
1990            10792                      10905                    12072
1990            11437                      11698                    13154
1991            12968                      13046                    15064
1991            12890                      13063                    15030
1991            13646                      13834                    15834
1991            14340                      14807                    17161
1992            14177                      14722                    16728
1992            14857                      14982                    17046
1992            15319                      15335                    17583
1992            15657                      16211                    18469
1993            16833                      17141                    19275
1993            17264                      17313                    19369
1993            18255                      17988                    19870
1993            17950                      18370                    20330
1994            16773                      17621                    19559
1994            17102                      17632                    19641
1994            17856                      18227                    20602
1994            17665                      17928                    20599
1995            19355                      19164                    22604
1995            20528                      20433                    24762
1995            22279                      21876                    26730
1995            24260                      23333                    28339
1996            24985                      24231                    29860
1996            25851                      24947                    31200
1996            26339                      25558                    32165
1996            28478                      27731                    34846
1997            29310                      28014                    35780
1997            32895                      31615                    42026
1997            35339                      34286                    45174
1997            37355                      35360                    46471
1998            41427                      38657                    52954
1998            40906                      38235                    54703
1998            38709                      34320                    49261


                                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                                   PERIODS ENDED SEPTEMBER 30, 1998
                                                                 -----------------------------------    FINAL VALUE OF A
                                                                  1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
         Equity Income Fund                                        9.54%       16.22%       14.49%           $38,709
         Average Equity Income Fund                                0.10        13.79        13.12             34,320
         S&P 500 Index                                             9.05        19.91        17.29             49,261
-------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                 INCEPTION                               --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                               3/21/1988       9.54%      16.22%         9.56%        4.93%      14.49%
-------------------------------------------------------------------------------------------------------------------------

FUND PROFILE
EQUITY INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of September 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                                     EQUITY INCOME  S&P 500
-----------------------------------------------------------
Number of Stocks                               168      500
Median Market Cap                           $22.8B   $43.4B
Price/Earnings Ratio                         19.4x    22.3x
Price/Book Ratio                              3.0x     4.0x
Yield                                         2.9%     1.6%
Return on Equity                             19.3%    21.9%
Earnings Growth Rate                          9.0%    16.9%
Foreign Holdings                              2.3%     1.7%
Turnover Rate                                  23%       --
Expense Ratio                                0.39%       --
Cash Reserves                                 1.8%       --

INVESTMENT FOCUS
----------------------
[GRAPH]


VOLATILITY MEASURES
---------------------------------------------------
                             EQUITY INCOME  S&P 500
---------------------------------------------------
R-Squared                             0.91     1.00
Beta                                  0.72     1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
---------------------------------------------------
Bell Atlantic Corp.                            2.9%
Philip Morris Cos., Inc.                       2.5
Bristol-Myers Squibb Co.                       2.3
Chevron Corp.                                  2.2
GTE Corp.                                      2.0
American Home Products Corp.                   2.0
Texaco Inc.                                    2.0
Exxon Corp.                                    1.9
Amoco Corp.                                    1.9
Pharmacia & Upjohn, Inc.                       1.9
---------------------------------------------------
Top Ten                                       21.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------
                                    SEPTEMBER 30, 1997    SEPTEMBER 30, 1998
                                   -----------------------------------------
                                    EQUITY INCOME    EQUITY INCOME   S&P 500
                                   -----------------------------------------
Auto & Transportation                    3.1%            3.5%         3.0%
Consumer Discretionary                   7.7             6.1         10.3
Consumer Staples                         8.1             8.8          9.5
Financial Services                      18.9            16.2         16.3
Health Care                             10.3            11.5         13.4
Integrated Oils                         15.0            15.1          7.0
Other Energy                             0.1             0.1          1.1
Materials & Processing                   6.9             6.5          4.4
Producer Durables                        1.8             2.2          3.2
Technology                               0.7             1.0         14.8
Utilities                               24.5            26.5         11.7
Other                                    2.9             2.5          5.3
----------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS

SEPTEMBER 30, 1998


STATEMENT OF NET ASSETS                                     [GRAPHIC]

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
EQUITY INCOME FUND                                  SHARES               (000)
------------------------------------------------------------------------------
COMMON STOCKS (92.8%)(1)
------------------------------------------------------------------------------
AUTO & TRANSPORTATION (3.3%)
   CSX Corp.                                       131,300            $  5,523
   Chrysler Corp.                                  105,500               5,051
   Dana Corp.                                       77,500               2,892
   Ford Motor Co.                                  412,200              19,348
   General Motors Corp.                            102,300               5,595
   Genuine Parts Co.                               461,850              13,884
   Norfolk Southern Corp.                          266,000               7,731
   TRW, Inc.                                       184,400               8,183
   Union Pacific Corp.                             219,200               9,343
                                                                     ---------
                                                                        77,550
                                                                     ---------
CONSUMER DISCRETIONARY (5.6%)
   Avon Products, Inc.                              58,900               1,653
   Black & Decker Corp.                            165,800               6,901
   Browning-Ferris Industries, Inc.                 59,800               1,809
-  Corrections Corp. of America                    125,000               1,695
   Deluxe Corp.                                    164,000               4,664
   Eastman Kodak Co.                               119,150               9,212
   Fortune Brands, Inc.                            641,800              19,013
   Kimberly-Clark Corp.                            156,800               6,350
-  Kmart Corp.                                     314,600               3,756
   May Department Stores Co.                       326,800              16,830
   The McGraw-Hill Cos., Inc.                      111,200               8,813
   J.C. Penney Co., Inc.                           634,000              28,490
   Reader's Digest Assn.,
    Inc. Class A                                   109,200               2,088
   R.H. Donnelley Corp.                             29,180                 361
   Rubbermaid, Inc.                                 43,700               1,046
   Tribune Co.                                     282,300              14,203
   Wal-Mart Stores, Inc.                            47,800               2,611
   Whirlpool Corp.                                  99,900               4,695
                                                                     ---------
                                                                       134,190
                                                                     ---------
CONSUMER STAPLES (8.2%)
   Anheuser-Busch Cos., Inc.                       391,600            $ 21,146
   Campbell Soup Co.                                59,500               2,986
   The Clorox Co.                                  124,000              10,230
   Gallaher Group PLC ADR                          342,800              10,070
   General Mills, Inc.                             260,300              18,221
   H.J. Heinz Co.                                  239,100              12,224
   International Flavors &
    Fragrances, Inc.                               370,800              12,236
   Kellogg Co.                                     264,300               8,705
   Philip Morris Cos., Inc.                      1,302,650              60,003
   The Quaker Oats Co.                             185,700              10,956
   Ralston-Ralston Purina Group                    240,800               7,043
   Sara Lee Corp.                                   91,400               4,936
   UST, Inc.                                       521,900              15,429
                                                                     ---------
                                                                       194,185
                                                                     ---------

FINANCIAL SERVICES (15.1%)
   Ace, Ltd.                                       266,000               7,980
   American General Corp.                          325,100              20,766
   Associates First Capital Corp.                   22,168               1,446
   Banc One Corp.                                  481,753              20,535
   The Bank of New York Co., Inc.                  278,900               7,635
   Bankers Trust Corp.                             158,100               9,328
   H & R Block, Inc.                               184,000               7,613
   The Chase Manhattan Corp.                        81,200               3,512
   Dun & Bradstreet Corp.                          507,900              13,713
   EXEL Ltd. Class A                                92,500               5,827
   First Chicago NBD Corp.                         183,500              12,570
   First Data Corp.                                417,750               9,817
   First Union Corp.                               598,382              30,630
   Fleet Financial Group, Inc.                     166,100              12,198
   KeyCorp                                         292,800               8,455

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                    SHARES               (000)
------------------------------------------------------------------------------
   Lincoln National Corp.                          224,000            $ 18,424
   Marsh & McLennan Cos., Inc.                     341,000              16,965
   Mellon Bank Corp.                               386,800              21,298
   J.P. Morgan & Co., Inc.                         185,300              15,681
   Morgan Stanley Dean Witter & Co.                 32,100               1,382
   NationsBank Corp.                               456,018              24,397
   Northern Trust Corp.                             62,000               4,231
   PartnerRe Ltd.                                   86,000               3,445
   PNC Bank Corp.                                  361,400              16,263
   SAFECO Corp.                                    378,800              15,791
   St. Paul Cos., Inc.                             229,100               7,446
   TIG Holdings, Inc.                              294,400               4,140
   U.S. Bancorp                                    237,549               8,448
   Wachovia Corp.                                  162,600              13,862
   Washington Mutual, Inc.                         432,810              14,607
                                                                     ---------
                                                                       358,405
                                                                     ---------

HEALTH CARE (10.6%)
   Aetna Inc.                                      183,600              12,760
   American Home Products Corp.                    915,200              47,934
   Baxter International, Inc.                      144,100               8,574
   Bristol-Myers Squibb Co.                        537,000              55,781
-  Genentech, Inc.                                 137,650               9,894
   Glaxo Wellcome PLC ADR                          411,400              23,501
   Eli Lilly & Co.                                 285,200              22,335
   Merck & Co., Inc.                               180,800              23,425
   Pfizer, Inc.                                     32,500               3,443
   Pharmacia & Upjohn, Inc.                        904,925              45,416
                                                                     ---------
                                                                       253,063
                                                                     ---------
INTEGRATED OILS (14.0%)
   Amerada Hess Corp.                               64,600               3,727
   Amoco Corp.                                     855,700              46,101
   Atlantic Richfield Co.                          615,900              43,690
   Chevron Corp.                                   611,300              51,387
   Equitable Resources, Inc.                       110,000               2,798
   Exxon Corp.                                     658,600              46,225
   Mobil Corp.                                     520,100              39,495
   Phillips Petroleum Co.                          327,200              14,765
   Royal Dutch Petroleum Co. ADR                   374,400              17,831
   Texaco Inc.                                     759,200              47,592
   USX-Marathon Group                              272,000               9,639
   Unocal Corp.                                    295,700              10,719
                                                                     ---------
                                                                       333,969
                                                                     ---------
OTHER ENERGY (0.1%)
-  Oryx Energy Co.                                 117,600               1,521
                                                                     ---------

MATERIALS & PROCESSING (6.0%)
   Armstrong World Industries Inc.                  31,000               1,659
   BetzDearborn Inc.                                21,700               1,500
   Dow Chemical Co.                                377,400              32,244
   E.I. du Pont de Nemours & Co.                   294,200              16,512
   Eastman Chemical Co.                            195,700               9,871
-  Getchell Gold Corp.                             119,900               2,525
   International Paper Co.                         178,500               8,323
   Lubrizol Corp.                                  174,600               4,638
   MacMillan Bloedel Ltd.                           65,000                 618
   Monsanto Co.                                    141,500               7,977
   Nalco Chemical Co.                               92,900               2,741
   Olin Corp.                                      186,000               5,336
-  Owens-Illinois, Inc.                            168,200               4,205
   Phelps Dodge Corp.                               85,000               4,436
   Potlatch Corp.                                  217,900               7,422
-  Sealed Air Corp.                                 71,900               2,292
   Union Camp Corp.                                303,200              11,938
   Weyerhaeuser Co.                                404,600              17,069
   Witco Chemical Corp.                            106,700               2,241
                                                                     ---------
                                                                       143,547
                                                                     ---------
PRODUCER DURABLES (2.1%)
   Caterpillar, Inc.                                60,600               2,700
   Deere & Co.                                      22,800                 690
   Emerson Electric Co.                            115,400               7,184
   Honeywell, Inc.                                  16,200               1,038
   Lockheed Martin Corp.                            82,100               8,277
   Pitney Bowes, Inc.                              207,800              10,922
   Sundstrand Corp.                                 78,400               3,636
   Thomas & Betts Corp.                            139,800               5,321
   United Technologies Corp.                       120,200               9,188
                                                                     ---------
                                                                        48,956
                                                                     ---------
TECHNOLOGY (1.0%)
   AMP, Inc.                                       180,300               6,446
   International Business
    Machines Corp.                                  94,800              12,134
-  Loral Space & Communications                    289,700               4,273
                                                                     ---------
                                                                        22,853
                                                                     ---------
UTILITIES (24.5%)
   AT&T Corp.                                      603,900              35,290
   Allegheny Energy, Inc.                          476,700              15,046
   Ameren Corp.                                    293,500              12,309
   Ameritech Corp.                                 763,500              36,171
   Baltimore Gas & Electric Co.                    380,150              12,687
   Bell Atlantic Corp.                           1,433,976              69,458
   BellSouth Corp.                                 253,400              19,068
   Central & South West Corp.                      275,000               7,855
   Consolidated Edison Inc.                        130,700               6,813
   Consolidated Natural Gas Co.                    404,100              22,023
   Dominion Resources, Inc.                        162,300               7,243
   Duke Energy Corp.                               354,000              23,430
   Edison International                            463,100              11,896
   FPL Group, Inc.                                 119,400               8,321
   Florida Progress Corp.                          130,200               5,639
   GTE Corp.                                       876,500              48,207
-  Globalstar
    Telecommunications Ltd.                        186,962               2,162
   MarketSpan Corp.                                670,636              19,239
-  MediaOne Group, Inc.                            152,700               6,786
   New Century Energies, Inc.                       87,400               4,255
   NICOR, Inc.                                     289,100              11,980
   Northern States Power Co.                       351,800               9,872
   OGE Energy Corp.                                353,500              10,207
   PP&L Resources Inc.                              70,800               1,832
   PacifiCorp                                      593,400              11,386
   Potomac Electric Power Co.                      609,400              16,149
   Public Service Enterprise
    Group, Inc.                                    176,600               6,943
   SBC Communications Inc.                         491,534              21,843
   SCANA Corp.                                     190,600               6,397
   Sempra Energy                                   605,655              15,785
   Southern Co.                                    486,100              14,310
   TECO Energy, Inc.                               214,900               6,138
   Texas Utilities Co.                             314,697              14,653
   U S West, Inc.                                  860,286              45,111
   Western Resources, Inc.                          86,300               3,571
   Wisconsin Energy Corp.                          433,800              13,692
                                                                     ---------
                                                                       583,767
                                                                     ---------

------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
EQUITY INCOME FUND                                  SHARES               (000)
------------------------------------------------------------------------------
OTHER (2.3%)
   Federal Signal Corp.                            225,200          $    4,743
   General Electric Co.                            222,200              17,679
   Minnesota Mining &
    Manufacturing Co.                              342,425              25,232
   Ogden Corp.                                     113,600               3,230
   Tenneco, Inc.                                   110,100               3,620
                                                                    ----------
                                                                        54,504
                                                                    ----------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $1,518,620)                                                 2,206,510
------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.6%)
------------------------------------------------------------------------------
   AirTouch Communications, Inc.
    6.00% Cvt. Pfd.                                110,000               5,170
   Loral Space & Communications
    Ltd. 6.00% Cvt. Pfd.                            81,000               3,685
   Owens-Illinois Inc. 4.75% Cvt. Pfd.             170,200               6,085
------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (COST $14,309)                                                      14,940
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
------------------------------------------------------------------------------
CONVERTIBLE BONDS (0.6%)
------------------------------------------------------------------------------
Hewlett-Packard Co.
   0.00%, 10/14/2017                             $  18,000               9,898
National Semiconductor
   6.50%, 10/1/2002                                  1,590               1,300
Security Capital U.S. Realty
   2.00%, 5/22/2003                                  3,830               3,002
------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
    (COST $15,101)                                                      14,200
------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.2%)
------------------------------------------------------------------------------
U.S. TREASURY BILL
(2) 4.96%, 10/22/1998                                6,000               5,987
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.46%, 10/1/1998                                141,335             141,335
------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $147,318)                                                     147,322
------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
   (COST $1,695,348)                                                 2,382,972
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
Other Assets--Note C                                                $   13,231
Liabilities                                                            (18,672)
                                                                    ----------
                                                                        (5,441)
------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------
Applicable to 104,282,846 outstanding
   $0.001 par value shares of beneficial interest
   (unlimited authorization)                                        $2,377,531
------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                               $22.80
==============================================================================

*   See Note A in Notes to Financial Statements.

-   Non-Income-Producing Security.

(1) The combined market value of common stocks and index futures contracts represents 97.0% of net assets. See Note E in Notes to Financial Statements.

(2) Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
 AT SEPTEMBER 30, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    AMOUNT                   PER
                                                     (000)                 SHARE
--------------------------------------------------------------------------------
 Paid in Capital--Note A                        $1,607,629                $15.42
 Undistributed Net Investment
   Income--Notes A and D                             5,315                   .05
 Accumulated Net Realized
   Gains--Note D                                    76,504                   .73
 Unrealized Appreciation--Note E
   Investment Securities                           687,624                  6.60
   Futures Contracts                                   459                    --
--------------------------------------------------------------------------------
 NET ASSETS                                     $2,377,531                $22.80
================================================================================

STATEMENT OF OPERATIONS


This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------
                                                             EQUITY INCOME FUND
                                                  YEAR ENDED SEPTEMBER 30, 1998
                                                                          (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                        $   63,399
    Interest                                                              9,199
    Security Lending                                                         26
                                                                    -----------
        Total Income                                                     72,624
                                                                    -----------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                         3,587
        Performance Adjustment                                             (370)
    The Vanguard Group--Note C
        Management and Administrative                                     4,944
        Marketing and Distribution                                          499
    Taxes (other than income taxes)                                         112
    Custodian Fees                                                           39
    Auditing Fees                                                            16
    Shareholders' Reports                                                    68
    Annual Meeting and Proxy Costs                                           27
    Trustees' Fees and Expenses                                               5
                                                                    -----------
        Total Expenses                                                    8,927
        Expenses Paid Indirectly--Note C                                   (207)
                                                                    -----------
        Net Expenses                                                      8,720
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    63,904
-------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                           82,809
    Futures Contracts                                                     2,001
-------------------------------------------------------------------------------
REALIZED NET GAIN                                                        84,810
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                36,137
    Futures Contracts                                                       459
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         36,596
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $185,310
===============================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------
                                                                       EQUITY INCOME FUND
                                                                    YEAR ENDED SEPTEMBER 30,
                                                                ------------------------------
                                                                    1998                1997
                                                                    (000)               (000)
----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                       $   63,904          $   52,021
    Realized Net Gain                                               84,810              87,674
    Change in Unrealized Appreciation (Depreciation)                36,596             330,068
                                                                ------------------------------
        Net Increase in Net Assets Resulting from Operations       185,310             469,763
                                                                ------------------------------

DISTRIBUTIONS
    Net Investment Income                                          (65,293)            (51,653)
    Realized Capital Gain                                          (78,880)            (43,397)
                                                                ------------------------------
        Total Distributions                                       (144,173)            (95,050)
                                                                ------------------------------
NET EQUALIZATION CREDITS--Note A                                        --               2,336
                                                                ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                         691,426             438,790
    Issued in Lieu of Cash Distributions                           129,534              85,052
    Redeemed                                                      (432,576)           (262,262)
                                                                ------------------------------
        Net Increase from Capital Share Transactions               388,384             261,580
----------------------------------------------------------------------------------------------
    Total Increase                                                 429,521             638,629
----------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                            1,948,010           1,309,381
                                                                ------------------------------
    End of Year                                                 $2,377,531          $1,948,010
==============================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                          29,627              22,366
    Issued in Lieu of Cash Distributions                             5,766               4,493
    Redeemed                                                       (18,560)            (13,431)
        Net Increase in Shares Outstanding                          16,833              13,428
==============================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------------
                                                                                  EQUITY INCOME FUND
                                                                               YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  1998         1997         1996         1995         1994
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $22.28       $17.69       $15.65       $13.16       $14.62
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      .64          .64          .63          .60          .59
    Net Realized and Unrealized Gain (Loss)
        on Investments                                        1.44         5.17         2.18         2.56         (.92)
                                                            ----------------------------------------------------------
        Total from Investment Operations                      2.08         5.81         2.81         3.16         (.33)
                                                            ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (.67)        (.64)        (.60)        (.58)        (.61)
    Distributions from Realized Capital Gains                 (.89)        (.58)        (.17)        (.09)        (.52)
                                                            ----------------------------------------------------------
        Total Distributions                                  (1.56)       (1.22)        (.77)        (.67)       (1.13)

----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $22.80       $22.28       $17.69       $15.65       $13.16
======================================================================================================================

TOTAL RETURN                                                 9.54%       34.17%       18.22%       24.77%       -2.19%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                      $2,378       $1,948       $1,309         $967         $901
    Ratio of Total Expenses to Average Net Assets            0.39%        0.45%        0.42%        0.47%        0.43%
    Ratio of Net Investment Income to Average Net Assets     2.80%        3.25%        3.69%        4.27%        4.41%
    Portfolio Turnover Rate                                    23%          22%          21%          31%          18%
======================================================================================================================

                                       17

NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. EQUALIZATION: Prior to October 1997, the fund followed the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, was credited or charged to undistributed net investment income. As a result, undistributed income per share was unaffected by capital share transactions. As of October 1, 1997, the fund has discontinued equalization accounting and has reclassified accumulated net equalization credits of $18,182,000 from undistributed net investment income to paid in capital. This reclassification has no effect on the fund's net assets, results of operations, or net asset value per share.

      4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      5. FUTURES: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Newell Associates; Spare, Kaplan, Bischel & Associates; and John A. Levin & Co., Inc., provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee of Spare, Kaplan, Bischel & Associates is subject to quarterly adjustments based on performance relative to the S&P/BARRA Value Index for the preceding three years; the basic fee for John A. Levin & Co., Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index.

      The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

      For the year ended September 30, 1998, the aggregate advisory fee represented an effective annual basic rate of 0.16% of the fund's average net assets before a decrease of $370,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 1998, the fund had contributed capital of $462,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.7% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

      Vanguard has asked the fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. For the year ended September 30, 1998, these arrangements reduced the fund's expenses by $207,000 (an annual rate of 0.01% of average net assets).

D. During the year ended September 30, 1998, the fund purchased $777,645,000 of investment securities and sold $487,770,000 of investment securities other than temporary cash investments. Gains of $9,250,000 on securities held for less than one year are treated as ordinary income for tax purposes and have been included in income dividends to shareholders; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At September 30, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $687,624,000, consisting of unrealized gains of $735,407,000 on securities that had risen in value since their purchase and $47,783,000 in unrealized losses on securities that had fallen in value since their purchase.

      At September 30, 1998, the aggregate settlement value of open futures contracts expiring in December 1998 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------------------
                                                                         (000)
                                                           ---------------------------------
                                                            AGGREGATE           UNREALIZED
                                      NUMBER OF            SETTLEMENT          APPRECIATION
FUTURES CONTRACTS                  LONG CONTRACTS             VALUE           (DEPRECIATION)
--------------------------------------------------------------------------------------------
S&P 500 Index                            287                 $73,616             $  (840)
S&P MidCap 400 Index                     166                  25,830               1,299
--------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

                                                      [GRAPHIC]
To the Shareholders and
Board of Trustees of
Vanguard Equity Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (the "Fund") at September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 30, 1998






SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD EQUITY INCOME FUND

This information for the fiscal year ended September 30, 1998, is included pursuant to provisions of the Internal Revenue Code.

      The fund distributed $74,448,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1997. Of the $74,448,000 capital gain dividends, the fund designates $41,088,000 as a 20% rate gain distribution.

      For corporate shareholders, 70.77% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                             TRUSTEES AND OFFICERS


JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard
Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.



                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.



                           OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

    "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


[THE VANGUARDGROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q650-11/10/1998

(C) 1998 Vanguard Marketing Corporation, Distributor. All rights reserved.